SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported ) JANUARY 2, 2003
                                                          ---------------


                            NEW YORK HEALTH CARE, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      NEW  YORK                      1-12451                 11-2636089
      ---------                      -------                 ----------
   (State or other          (Commission File Number)       (IRS  Employer
   jurisdiction of                                         Identification
   incorporation)                                              Number)



          1850  MCDONALD  AVENUE,  BROOKLYN,  N.Y.               11223
          ----------------------------------------               -----
        (Address  of  Principal  Executive  Offices)           (Zip Code)



                         Registrant's telephone number,
                      including area code, (718) 375-6700
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ITEM  1:     CHANGES  IN  CONTROL  OF  REGISTRANT

     Pursuant to a Stock For Stock Exchange Agreement dated October 11, 2001, as amended February 13, 2002, July 10, 2002, August 13, 2002 and October 25, 2002 (the "Merger Agreement"), the Company has completed the following transactions:

     1. It has effectuated a one (1) share for every one and one-half (1.5) shares reverse stock split whereby each outstanding share of its $.01 par value common stock (the "Old Common Stock") has been converted into two-thirds (2/3) of a share (the "New Common Stock"), with the result that the 3,711,730 shares of Old Common Stock issued and outstanding have become 2,474,486 shares of New Common Stock; and

     2. It has acquired all of the issued and outstanding equity shares of The Bio Balance Corp., a Delaware corporation ("Bio Balance") in exchange for a total of 21,443,821 post-reverse split shares of the Company's $.01 par value New Common Stock. As a result of the Merger Agreement, Bio Balance has become a wholly-owned subsidiary of the Company.

     There are now a total of 23,943,820 shares of the $.01 par value New Common Stock of the Company outstanding, of which 23,918,307 are issued and 25,513 are held in the Company's treasury. The 278 former shareholders of Bio Balance own approximately 89.7% of the issued and outstanding shares of the Company's New Common Stock.

     The executive officers of the Company remain unchanged; Jerry Braun is the President and Chief Executive Officer, and Jacob Rosenberg is the Vice President, Chief Operating Officer, Chief Financial and Accounting Officer and Secretary. The members of the Company's Board of Directors - Jerry Braun, Jacob Rosenberg, H. Gene Berger and Charles J. Pendola - have been re-elected, and two designees of Bio Balance - Paul Stark, President of Bio Balance, and David
C. Katz - have also been elected as directors of the Company. The employment agreements of Messrs. Braun and Rosenberg are being extended for an additional five (5) years ending December 26, 2009.

     The Merger Agreement was ratified by the shareholders of Bio Balance at a meeting held on December 9, 2002, and by the shareholders of the Company at a meeting held on December 10, 2002. There were no dissenting Bio Balance shareholders with respect to ratification of the Merger Agreement.

     The transactions and related matters are more particularly described in the Form S-4 Registration Statement of the Company, which was declared effective by the SEC on November 1, 2002.

ITEM  2:     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     The transaction described in Item 1 above was effective as of January 2, 2003. The consideration received by the shareholders of Bio Balance consisted


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of  21,443,821  post-reverse  split  shares  of the Company's $.01 par value New
Common Stock, and the Company's assumption of all obligations under outstanding Bio Balance warrants to purchase a total of 584,187 shares of common stock.

     There are no material relationships between the Company, its officers or directors or any associates of theirs, and the officers, directors and shareholders of Bio Balance.

     Bio Balance is a development stage business, incorporated in 2001, which is engaged in the discovery, manufacturing and marketing of probiotic agents and ethical drugs for therapy of gastrointestinal diseases. Probiotics is the utilization of live microbial agents to benefit animal or human host by improving intestinal microbial balance through the stimulation of the growth of healthy bacteria.

     Reference is made to the Company's Form S-4 Registration Statement, declared effective by the SEC on November 11, 2002, for information regarding Bio Balance.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          The required Bio Balance financial statements will be filed by amendment of this Form 8-K report within 60 days after the date of this report.

     (b)  Pro  Forma  Financial  Information

          The required pro-forma financial information relating to the Company's acquisition of Bio Balance will be filed by amendment of this Form 8-K report within 60 days after the date of this report.

     (c)  Exhibits.

          None


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 15, 2003                     NEW YORK HEALTH CARE, INC.



                               By:   /s/ Jacob Rosenberg
                                     ---------------------------------------
                                     Jacob Rosenberg
                                     Vice President and Chief Operating Officer,
                                     Chief Financial and Accounting Officer, and
                                     Secretary


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